Events After the Reporting Date	6 Months Ended
Jun. 30, 2021
Disclosure of events after reporting period [text block] [Abstract]
Events after the reporting date
13.	Events after the reporting date

13.1.	The business combination

On March 29, 2021, Ajax I, a Cayman Islands exempted company (“Ajax”), Cazoo and Capri Listco, a Cayman Islands exempted company (“Listco”), entered into the Business Combination Agreement, as amended by the First Amendment thereto, dated as of May 14, 2021 (the “Business Combination Agreement”), which, among other things, provided that (i) Ajax would merge with and into Listco, with Listco continuing as the surviving company, and (ii) Listco would acquire all of the issued and outstanding shares of Cazoo via exchange for a combination of shares of Listco and cash consideration (the “Business Combination”).

Upon consummation of the Business Combination, shareholders of Ajax and Cazoo became shareholders of Listco, and Listco changed its name to “Cazoo Group Ltd.” Upon consummation of the Business Combination the Class A ordinary shares, par value $0.001 per share (the “Class A Shares”) and warrants of Cazoo Group Ltd became listed on the New York Stock Exchange under the symbols “CZOO” and “CZOO WS,” respectively. The transaction shall be treated as a “reverse acquisition” where Cazoo Holdings Limited is identified as accounting acquirer. The operations of the Group substantially comprise the ongoing operations of the combined company.

13.2.	Additional stocking facility

During August 2021, the Group entered into a €20 million stocking facility to finance the purchase of retail cars in Europe.

13.3.	Acquisition of Cazana Limited

On September 2, 2021, Cazoo Holdings Limited acquired Cazana Limited (‘Cazana’) for net consideration of approximately £25 million in cash.

Founded in 2012, Cazana has grown to a team of more than 50 staff including data scientists and engineers headquartered in London. Cazana has built an extensive dataset of over 500 million historic vehicle transactions from a range of countries, including the UK, Germany, France, Spain and Italy, and its tools are used by car manufacturers, lenders, fleet owners and insurers.

Cazana’s products include real-time vehicle valuation, pricing and stock management tools, and the Group’s acquisition of Cazana will combine its brand, proposition and platform with Cazana’s extensive data, products and expertise. The Group anticipates the deal will enhance its data team and capabilities and allow the Group to further optimise its car buying and pricing across the UK & Europe for the benefit of consumers.

13.4.	Acquisition of SMH Fleet Solutions Limited

On September 15, 2021, Cazoo Holdings Limited acquired SMH Fleet Solutions Limited (‘SMH’) for a cash consideration of approximately £70 million, net of cash acquired.

Established in 2003, SMH has a team of over 500 expert staff and has the capacity to process 70,000 vehicle refurbishments annually from five vehicle preparation sites across 136 acres in Bedford, Gloucester, Throckmorton, Worcester and St Helens. SMH also carries out over 150,000 vehicle movements per year with a team of over 300 logistics specialists as well as operating an online wholesale platform for used cars.

The combination of Cazoo’s online retail platform and brand with SMH’s leading infrastructure and expertise will double Cazoo’s overall vehicle reconditioning, logistics and storage capabilities in the UK with 10 total sites across more than 265 acres, as well as providing it with an experienced team of hundreds of additional vehicle preparation and logistics specialists and its own digital wholesale platform.

As of the date of this report, management has not completed its purchase price allocation exercise for the above acquisitions. Full details of the fair value of assets and liabilities acquired are not available yet and will be provided in the Group’s results for the year ended December 31, 2021.